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EXHIBIT 31.1
MANAGEMENT CERTIFICATION

PURSUANT TO
SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002
I, José Rafael Fernández
, Chief Executive Officer of OFG Bancorp, certify that:

1.

I have reviewed this quarterly report on Form 10-Q of OFG Bancorp;

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact
necessary to make the statements made, in light of the circumstances under which such statements were made, not
misleading with respect to the period covered by this report;

3.

Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in
all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods
presented in this report;

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.

The registrant’s other certifying officer

and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as
defined in Exchange Act Rules 13a-15(f ) and 15d-15(f )) for the registrant and have:

a)

Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be
designed under our supervision, to ensure that material information relating to the registrant, including its
consolidated subsidiaries, is made known to us by others within those entities, particularly during the period
in which this report is being prepared;

b)

Designed such internal control over financial reporting, or caused such internal control over financial
reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of
financial reporting and the preparation of financial statements for external purposes in accordance with U. S.
generally accepted accounting principles;

c)

Evaluated the effectiveness of the registrant’s

disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period
covered by this report based on such evaluation; and

d)

Disclosed in this report any change in the registrant’s

internal control over financial reporting that occurred
during the registrant’s most recent fiscal year

that has materially affected, or is reasonably likely to
materially affect the registrant’s

internal control over financial reporting; and

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The registrant’s other certifying officer

and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditors

and the audit committee of the registrant’s

board of directors:

a)

All significant deficiencies and material weaknesses in the design or operation of internal control over
financial reporting which are reasonably likely to adversely affect the registrant’s ability to record,

process,
summarize and report financial information; and

b)

Any fraud, whether or not material, that involves management or other employees who have a significant role
in the registrant’s internal control

over financial reporting.

Date: November 5, 2021
By:

/s/ José Rafael Fernández
José Rafael Fernández
Chief Executive Officer